FOURTH QUARTER 2011

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.  Any offers to sell or solicitations of the Company shall be made by means of a prospectus.  The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Annual Report on Form 10-K (the “10-K”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”).  In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-K, the footnotes thereto and the limitations set forth therein.  Investors may not rely on the Supplemental Package without reference to the 10-K and the Public Filings.  Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage /Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Development Activity	9
• Financing Activity / Dividends	9
• Leasing	10-11
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14 – 17
• Select Financial Ratios	18
• Debt Analysis:
• Debt Breakdown / Future Repayments	19
• Debt Maturities	20
• Debt Detail	21

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	23
• Consolidated Balance Sheets	24
• Consolidated Statement of Changes in Equity	25
• Statements of Funds from Operations	26
• Statements of Funds from Operations Per Diluted Share	27
• Reconciliation of Basic-to-Diluted Shares/Units	28

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions / Properties Commencing Initial Operations	30
• Summary of Construction Projects / Rental Property Sales/Dispositions	31
• Summary of Land Parcels	32

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	34 – 39
• Market Diversification (MSAs)	40
• Industry Diversification (Top 30 Tenant Industries)	41
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	42
(b) Square Footage	43
(c) Base Rental Revenue	44
(d) Percentage Leased	45
• Consolidated Property Listing (by Property Type)	46 – 55
• Significant Tenants (Top 50 Tenants)	56 – 57
• Schedules of Lease Expirations (by Property Type)	58 – 62

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•
risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinancing existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference.  The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.6 billion at December 31, 2011.  Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994.  Mack-Cali owns or has interests in 278 properties, primarily class A office and office/flex buildings, totaling approximately 32.4 million square feet, serving as home to over 2,000 tenants.  The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 12.3 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI.  Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of December 31, 2011)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	278
Total Square Feet	32.4 million square feet
Geographic Diversity	Five states and the District of Columbia
New Jersey Presence	23.0 million square feet
Northeast Presence	32.4 million square feet
Common Shares and
Units Outstanding	100.0 million
Dividend-- Quarter/Annualized	$0.45/$1.80
Dividend Yield	6.7%
Total Market Capitalization	$4.6 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Kenneth M. Duberstein	Vincent Tese
Nathan Gantcher	Robert S. Weinberg
Mitchell E. Hersh	Roy J. Zuckerberg
David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	ISI Group Steve Sakwa (212) 446-9462
Barclays Capital Ross Smotrich (212) 526-2306	J.P. Morgan Anthony Paolone (212) 622-6682
Citigroup Michael Bilerman (212) 816-1383	Keefe, Bruyette & Woods, Inc. Sheila K. McGrath (212) 887-7793
Cowen and Company James Sullivan (646) 562-1380	KeyBanc Capital Markets Jordan Sadler (917) 368-2280
Deutsche Bank North America John N. Perry (212) 250-4912	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Goldman Sachs & Co. Sloan Bohlen (212) 902-2796	UBS Investment Research Ross T. Nussbaum (212) 713-2484
Green Street Advisors Michael Knott (949) 640-8780

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) available to common shareholders for the quarter ended December 31, 2011 amounted to $68.1 million, or $0.68 per share.  For the year ended December 31, 2011, FFO available to common shareholders equaled $277.4 million, or $2.80 per share.

Net income available to common shareholders for the fourth quarter 2011 equaled $16.1 million, or $0.18 per share.  For the year ended December 31, 2011, net income available to common shareholders amounted to $69.7 million, or $0.81 per share.

Total revenues for the fourth quarter 2011 were $179.7 million.  For the year ended December 31, 2011, total revenues amounted to $724.3 million.

All per share amounts presented above are on a diluted basis.

The Company had 87,799,479 shares of common stock, and 12,197,122 common operating partnership units outstanding as of December 31, 2011.  The Company had a total of 99,996,601 common shares/common units outstanding at December 31, 2011.

As of December 31, 2011, the Company had total indebtedness of approximately $1.9 billion, with a weighted average annual interest rate of 6.46 percent.

The Company had a debt-to-undepreciated assets ratio of 33.6 percent at December 31, 2011.  The Company had an interest coverage ratio of 3.1 times for the quarter ended December 31, 2011.

Development Activity

On December 7, 2011, the Company announced that it signed a development agreement with Ironstate Development Company for luxury multi-family rental towers on the Jersey City Waterfront.

The first phase of the project consists of two high-rise towers of approximately 500 apartments each. The project will be built on land owned by the Company within its Harborside Financial Center.  The Company anticipates a fourth quarter 2012 ground breaking on the project and the project will be ready for occupancy within approximately two years thereafter.

Financing Activity

On October 21, 2011, the Company's operating partnership, Mack-Cali Realty, L.P., refinanced its unsecured revolving credit facility with a group of 20 lenders. The $600 million unsecured facility, which is expandable to $1 billion, carries an interest rate equal to LIBOR plus 125 basis points. The credit facility, which also carries a facility fee of 25 basis points, has a four-year term with a one-year extension option. The interest rate and facility fee are subject to adjustment, on a sliding scale, based upon the operating partnership's unsecured debt ratings.

Dividends

In December, the Company’s Board of Directors declared a cash dividend of $0.45 per common share (indicating an annual rate of $1.80 per common share) for the fourth quarter 2011, which was paid on January 13, 2012 to shareholders of record as of January 5, 2012.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Leasing

Mack-Cali’s consolidated in-service portfolio was 88.3 percent leased at December 31, 2011, as compared to 88.2 percent leased at September 30, 2011.

For the quarter ended December 31, 2011, the Company executed 126 leases at its consolidated in-service portfolio totaling 773,707 square feet, consisting of 575,621 square feet of office space and 198,086 square feet of office/flex space.  Of these totals, 242,013 square feet were for new leases and 531,694 square feet were for lease renewals and other tenant retention transactions.

For the year ended December 31, 2011, the Company executed 572 leases at its consolidated in-service portfolio totaling 4,229,337 square feet, consisting of 3,351,254 square feet of office space, and 878,083 square feet of office/flex space.  Of these totals, 1,177,817 square feet were for new leases and 3,051,520 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:
-	JPMorgan Chase Bank N.A., a global financial services firm, renewed 17,814 square feet at 300 Tice Boulevard in Woodcliff Lake. The 230,000 square-foot office building is 100 percent leased.

-
 McManimon & Scotland LLC, a law firm, signed a new lease for 17,931 square feet at 75 Livingston Avenue in Roseland.  The 94,221 square-foot office building, located in 280 Corporate Center, is 59.4 percent leased.

-
MFXCHANGE US Inc., a subsidiary of Fairfax Financial Holdings Ltd, renewed 20,217 square feet at 412 Mt. Kemble Avenue in Morris Township.  The 475,100 square-foot office building is 63.4 percent leased.

-
One Call Medical, Inc., a provider of specialty services to insurance payers, renewed 57,243 square feet at 20 Waterview Boulevard in Parsippany.  The 225,550 square-foot office building, located in Waterview Corporate Center, is 99.1 percent leased.

-
Thales USA Inc., a global technology leader in the defense and security and the aerospace and transport markets, renewed 18,276 square feet at 40 Commerce Way in Totowa.  The 50,576 square-foot office/flex building, located in Mack-Cali Commercecenter, is 86.3 percent leased.

CENTRAL NEW JERSEY:
-
QualCare Alliance Networks, a full-service managed care organization, expanded its presence at 30 Knightsbridge Road in Piscataway by 19,238 square feet.  30 Knightsbridge Road is a four-building office complex totaling 680,350 square feet and 88.7 percent leased.

-
Tercica Inc., a specialty pharmaceutical company and an affiliate of the Ipsen Group, signed a new lease for 32,552 square feet at Liberty Corner Corporate Center in Bernards Township.  The 132,010 square-foot office building, located at 106 Allen Road, is 93.5 percent leased.

WESTCHESTER COUNTY, NEW YORK:
-
Hypres Inc., a superconducting microelectronics manufacturer, renewed 19,200 square-feet at 175 Clearbrook Road in Elmsford.  The 98,900 square-foot office/flex building, located in Cross Westchester Executive Park, is 100 percent leased.

-
Reliance Standard Life Insurance Company signed transactions totaling 25,860 square feet at 7 Skyline Drive in Hawthorne, consisting of a 19,401 square-foot renewal and a 6,459 square-foot expansion.  The 109,000 square-foot office building, located in Mid-Westchester Executive Park, is 88.6 percent leased.

MANHATTAN:
-	AXA Insurance Company signed a new lease for 18,702 square feet at 125 Broad Street. Mack-Cali’s ownership interests of 524,476 square-feet in the building are 95.5 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

SUBURBAN PHILADELPHIA:
-
Oldcastle BuildingEnvelope Inc., a supplier of architectural glass and aluminum glazing systems, signed a new lease for the entire 32,700 square-foot office/flex building at 1507 Lancer Drive, which is part of the Moorestown West Corporate Center in Moorestown.

-
PNC Bank N.A., a member of The PNC Financial Services Group, Inc., signed transactions totaling 30,426 square feet at 1000 Westlakes Drive in Berwyn, consisting of a 23,337 square-foot renewal and a 7,089 square-foot expansion.  The 60,696 square-foot office building, located in Westlakes Office Park, is 96.7 percent leased.

-
The Township of Moorestown signed lease transactions totaling 24,280 square feet at Moorestown West Corporate Center in Moorestown, NJ. The transactions consisted of a 15,000-square-foot renewal with the Police Department at 1245 North Church Street, and a 9,280-square-foot renewal, with the Township for its Township Hall, at 2 Executive Drive. 1245 North Church Street is a fully leased 52,810-square-foot office/flex building, and 2 Executive Drive is a 60,800-square-foot office/flex building which is 90.3 percent leased.

WASHINGTON, DC:
-
The U.S. General Services Administration (GSA) signed transactions totaling 28,667 square feet at Capital Office Park in Greenbelt, Maryland.  The transactions included a new lease for 18,766 square feet at 6406 Ivy Lane, and a renewal of 9,901 square feet at 6411 Ivy Lane.  The 842,258 square-foot office complex is 65.7 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property, and impairments related to depreciable rental property, plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that by excluding the effect of depreciation, gains (or losses) from sales of properties and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.  FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”).  A reconciliation of net income per share to FFO per share is included in the financial tables on page 27.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Key Financial Data

			As of or for the three months ended
	12/31/11	9/30/11	6/30/11	3/31/11	12/31/10
Shares and Units:
Common Shares Outstanding	87,799,479	87,141,716	87,050,423	86,933,001	79,605,474
Common Units Outstanding	12,197,122	12,771,105	12,806,126	12,878,404	13,007,668
Combined Shares and Units	99,996,601	99,912,821	99,856,549	99,811,405	92,613,142
Preferred Shares Outstanding	0	10,000	10,000	10,000	10,000
Weighted Average- Basic (a)	99,869,353	99,818,419	99,775,716	95,900,835	92,419,224
Weighted Average- Diluted (b)	99,939,994	99,916,948	99,886,510	96,015,190	92,509,905
Common Share Price ($’s):
At the end of the period	26.69	26.75	32.94	33.90	33.06
High during period	28.91	34.77	35.96	35.44	34.88
Low during period	23.71	25.70	31.12	31.99	29.85

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	2,670,846	2,699,699	3,316,509	3,410,943	3,089,236
Total Debt	1,914,215	1,886,500	1,869,252	1,876,867	2,089,494
Total Market Capitalization	4,585,061	4,586,199	5,185,761	5,287,810	5,178,730
Total Debt/ Total Market Capitalization	41.75%	41.13%	36.05%	35.49%	40.35%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,295,759	4,309,872	4,326,483	4,330,590	4,362,466
Gross Book Value of Real Estate Assets	5,279,770	5,253,281	5,231,303	5,210,451	5,216,720
Total Liabilities	2,141,759	2,131,451	2,104,008	2,085,006	2,318,529
Total Equity	2,154,000	2,178,421	2,222,475	2,245,584	2,043,937
Total Revenues	179,687	177,155	181,107	186,330	192,156
Capitalized Interest	205	122	203	550	585
Scheduled Principal Amortization	785	752	615	628	667
Interest Coverage Ratio	3.14	3.32	3.20	3.15	2.78
Fixed Charge Coverage Ratio	3.03	3.17	3.07	2.98	2.65
Net Income	18,438	24,083	20,291	18,575	8,232
Net Income Available to Common Shareholders	16,122	20,500	17,333	15,729	6,627
Earnings per Share—diluted	0.18	0.24	0.20	0.19	0.09
FFO per Share—diluted (d)	0.68	0.73	0.69	0.70	0.69
Dividends Declared per Share	0.45	0.45	0.45	0.45	0.45
FFO Payout Ratio—diluted (d)	66.08%	61.64%	65.02%	64.20%	64.87%

Portfolio Size:
Properties	278	278	278	277	277
Total Square Footage	32,414,411	32,414,411	32,414,411	32,210,354	32,210,354
Sq. Ft. Leased at End of Period (e) (f)	88.3%	88.2%	88.1%	88.2%	89.1%

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(e)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(f)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended December 31,			%
	2011	2010	Change	Change

Total Property Revenues	$171,934	$174,980	$(3,046)	(1.7)

Real Estate Taxes	23,471	20,547	2,924	14.2
Utilities	16,071	16,996	(925)	(5.4)
Operating Services	30,247	30,836	(589)	(1.9)
Total Property Expenses:	69,789	68,379	1,410	2.1

GAAP Net Operating Income	102,145	106,601	(4,456)	(4.2)

Less: straight-lining of rents adj.	1,454	2,528	(1,074)	(42.5)

Net Operating Income	$100,691	$104,073	$(3,382)	(3.2)

Percentage Leased at Period End	88.2%	89.2%

Total Properties:	267

Total Square Footage:	30,796,403

	For the year ended December 31,			%
	2011	2010	Change	Change

Total Property Revenues	$693,837	$711,770	$(17,933)	(2.5)

Real Estate Taxes	87,156	93,522	(6,366)	(6.8)
Utilities	72,941	74,061	(1,120)	(1.5)
Operating Services	116,321	112,325	3,996	3.6
Total Property Expenses:	276,418	279,908	(3,490)	(1.2)

GAAP Net Operating Income	417,419	431,862	(14,443)	(3.3)

Less: straight-lining of rents adj.	6,005	7,821	(1,816)	(23.2)

Net Operating Income	$411,414	$424,041	$(12,627)	(3.0)

Percentage Leased at Period End	88.2%	89.2%

Total Properties:	267

Total Square Footage:	30,796,403

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
Red Bank Corporate Plaza	Red Bank Corporate Plaza	1	Red Bank, NJ	100.0%	92,878	50.0%
Gramercy Portfolio	Bellemead Portfolio	4	New Jersey	48.8%	466,508	n/a
12 Vreeland Realty L.L.C.	12 Vreeland Road	1	Florham Park, NJ	100.0%	139,750	50.0%
Gale Jefferson L.L.C.	One Jefferson Road	1	Parsippany, NJ	100.0%	100,010	8.33%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%
Boston-Downtown Crossing	Downtown Crossing	1	Boston, MA	n/a	multi-use	15.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of December 31, 2011 and 2010 (dollars in thousands):

	December 31, 2011
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza I & II	Gramercy Agreement	Princeton Forrestal Village	Gale Kimball	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Assets:
Rental property, net	$8,335	$59,733	$22,903	$39,276	--	--	$13,122	--	--	$143,369
Other assets	933	12,840	2,909	5,669	$160	$4	521	$46,121	$2,927	72,084
Total assets	$9,268	$72,573	$25,812	$44,945	$160	$4	$13,643	$46,121	$2,927	$215,453
Liabilities and Partners’/members' capital (deficit):
Mortgages, loans payable and other obligations	--	$70,690	$18,100	$50,978	--	--	$1,207	--	--	$140,975
Other liabilities	$531	4,982	117	1,086	$40	--	168	--	--	6,924
Partners’/members’ capital (deficit)	8,737	(3,099)	7,595	(7,119)	120	$4	12,268	$46,121	$2,927	67,554
Total liabilities and partners’/members’ capital (deficit)	$9,268	$72,573	$25,812	$44,945	$160	$4	$13,643	$46,121	$2,927	$215,453
Company’s investment in unconsolidated joint ventures, net	$4,291	$(343)	$3,676	--	--	--	$10,233	$13,005	$1,153	$32,015

	December 31, 2010
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza I & II	Gramercy Agreement	Princeton Forrestal Village	Gale Kimball	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Assets:
Rental property, net	$8,947	$64,964	$23,594	$40,786	--	--	$14,081	--	--	$152,372
Other assets	906	11,681	6,422	6,261	$1,435	$51	734	$46,111	$2,440	76,041
Total assets	$9,853	$76,645	$30,016	$47,047	$1,435	$51	$14,815	$46,111	$2,440	$228,413
Liabilities and Partners’/members' capital (deficit):
Mortgages, loans payable and other obligations	--	$72,168	$20,424	$50,978	--	--	$3,161	--	--	$146,731
Other liabilities	$529	4,356	89	1,719	$612	--	--	--	--	7,305
Partners’/members’ capital (deficit)	9,324	121	9,503	(5,650)	823	$51	11,654	$46,111	$2,440	74,377
Total liabilities and partners’/members’ capital (deficit)	$9,853	$76,645	$30,016	$47,047	$1,435	$51	$14,815	$46,111	$2,440	$228,413
Company’s investment in unconsolidated joint ventures, net	$4,584	$1,161	$4,598	--	--	--	$9,860	$13,022	$995	$34,220

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended December 31, 2011 and 2010 (dollars in thousands):

	Three Months Ended December 31, 2011
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza I & II	Gramercy Agreement	Princeton Forrestal Village	Gale Kimball	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Total revenues	$242	$10,420	$833	$1,467	--	--	$597	--	$61	$13,620
Operating and other	(54)	(6,661)	(301)	(961)	--	--	(14)	$(360)	--	(8,351)
Depreciation and amortization	(153)	(1,410)	(226)	(449)	--	--	(291)	--	--	(2,529)
Interest expense	--	(1,107)	(184)	(392)	--	--	(31)	--	--	(1,714)
Net income	$35	$1,242	$122	$(335)	--	--	$261	$(360)	$61	$1,026
Company’s equity in earnings (loss) of unconsolidated joint ventures	$17	$727	$61	--	--	--	$131	$(108)	$20	$848

	Three Months Ended December 31, 2010
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza I & II	Gramercy Agreement	Princeton Forrestal Village	Gale Kimball	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Total revenues	$125	$10,380	$918	$602	$2,100	$5,006	$793	--	--	$19,924
Operating and other	(52)	(6,579)	(334)	(1,340)	(1,099)	--	(14)	$(556)	$48	(9,926)
Depreciation and amortization	(152)	(1,325)	(225)	(907)	(645)	--	(464)	--	--	(3,718)
Interest expense	--	(1,129)	(83)	(598)	(346)	--	(82)	--	--	(2,238)
Net income	$(79)	$1,347	$276	$(2,243)	$10	$5,006	$233	$(556)	$48	$4,042
Company’s equity in earnings (loss) of unconsolidated joint ventures	$(40)	$568	$138	--	$(415)	$1,845	$116	$(170)	$21	$2,063

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the years ended December 31, 2011 and 2010 (dollars in thousands):

	Year Ended December 31, 2011
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza I & II	Gramercy Agreement	Princeton Forrestal Village	Gale Kimball	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Total revenues	$963	$38,428	$3,257	$6,141	--	--	$2,250	--	$278	$51,317
Operating and other	(214)	(25,521)	(902)	(3,821)	--	--	(159)	$(1,473)	--	(32,090)
Depreciation and amortization	(613)	(5,664)	(903)	(2,230)	--	--	(1,183)	--	--	(10,593)
Interest expense	--	(4,464)	(560)	(1,559)	--	--	(160)	--	--	(6,743)
Net income	$136	$2,779	$892	$(1,469)	--	--	$748	$(1,473)	$278	$1,891
Company’s equity in earnings (loss) of unconsolidated joint ventures	$68	$1,495	$446	--	--	--	$374	$(448)	$87	$2,022

	Year Ended December 31, 2010
	Plaza VIII & IX Associates	Harborside South Pier	Red Bank Corporate Plaza I & II	Gramercy Agreement	Princeton Forrestal Village	Gale Kimball	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Total revenues	$798	$34,680	$4,325	$17,802	$11,677	$5,194	$2,386	--	--	$76,862
Operating and other	(206)	(24,206)	(1,028)	(5,793)	(6,614)	--	(161)	$(1,446)	$(88)	(39,542)
Depreciation and amortization	(612)	(5,067)	(901)	(3,965)	(3,154)	--	(1,411)	--	--	(15,110)
Interest expense	--	(4,449)	(335)	(2,485)	(1,620)	--	(293)	--	--	(9,182)
Net income	$(20)	$958	$2,061	$5,559	$289	$5,194	$521	$(1,446)	$(88)	$13,028
Company’s equity in earnings (loss) of unconsolidated joint ventures	$(10)	$301	$649	--	$(379)	$1,909	$260	$(437)	$(17)	$2,276

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Select Financial Ratios

Ratios Computed For Industry	December 31,
Comparisons:	2011	2010
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	44.56%	47.90%

Total Debt/ Total Market Capitalization (Market value) (%)	41.75%	40.35%

Total Debt/ Total Undepreciated Assets (%)	33.55%	37.04%

Secured Debt/ Total Undepreciated Assets (%)	12.96%	13.17%

	Three Months Ended December 31,		Year Ended December 31,
	2011	2010	2011	2010
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.14	2.78	3.20	2.75

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	3.07	2.73	3.13	2.70

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	3.03	2.65	3.06	2.63

FFO Payout (Dividends Declared/Funds from Operations) (%)	66.08%	64.87%	64.21%	63.71%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Debt Analysis

(as of December 31, 2011)

Debt Breakdown

(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)		Weighted Average Maturity in Years
Fixed Rate Unsecured Debt and Other Obligations	$1,119,267	58.47%	6.08%		3.45
Fixed Rate Secured Debt	728,448	38.06%	7.46%		5.53
Variable Rate Secured Debt	11,000	0.57%	2.90%		1.00
Variable Rate Unsecured Debt	55,500	2.90%	1.54%	(b)	3.81
Totals/Weighted Average:	$1,914,215	100.00%	6.46%		4.24

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.29 percent as of December 31, 2011.
(b)	Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $2.6 million for the year ended December 31, 2011.

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
2012	$11,159	$221,148	$232,307	6.05%
2013	11,315	145,223	156,538	5.39%
2014	10,468	335,257	345,725	6.82%
2015	8,941	205,500	214,441	4.41%	(b)
2016	8,753	273,120	281,873	7.16%
Thereafter	26,992	679,562	706,554	7.15%
Sub-total	77,628	1,859,810	1,937,438
Adjustment for unamortized debt discount/premium and acquisition mark-to-market, net, as of December 31, 2011	(23,223)	--	(23,223)
Totals/Weighted Average:	$54,405	$1,859,810	$1,914,215	6.46%

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.29 percent as of December 31, 2011.
(b)	Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $2.6 million for the year ended December 31, 2011.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Debt Maturities

(dollars in thousands)

	2012	2013	2014	2015	2016	2017	2018	2019	2020 and Beyond	TOTALS
Secured Debt:
One Grande Commons	$11,000									$11,000
2200 Renaissance Boulevard	15,234									15,234
Soundview Plaza		$14,889								14,889
9200 Edmonston Road		4,229								4,229
6305 Ivy Lane			$5,726							5,726
6301 Ivy Lane			5,320							5,320
35 Waterview			18,185							18,185
6 Becker, 85 Livingston, 75 Livingston, & 20 Waterview			65,035							65,035
4 Sylvan Way			14,575							14,575
10 Independence			16,924							16,924
395 West Passaic			9,492							9,492
4 Becker					$40,432					40,432
5 Becker					14,574					14,574
210 Clay					14,267					14,267
51 Imclone					3,847					3,847
Prudential Portfolio						$141,151				141,151
23 Main Street							$26,566			26,566
Harborside Plaza 5							204,970			204,970
100 Walnut Avenue								$17,281		17,281
One River Center								39,586		39,586
581 Main Street									$ 8	8
Total Secured Debt:	$26,234	$19,118	$135,257	--	$73,120	$141,151	$231,536	$56,867	$ 8	$683,291

Unsecured Debt:
Unsecured credit facility				$55,500						$55,500
5.250% unsecured notes due 1/12	$100,000									100,000
6.150% unsecured notes due 12/12	94,914									94,914
5.820% unsecured notes due 3/13		$26,105								26,105
4.600% unsecured notes due 6/13		100,000								100,000
5.125% unsecured notes due 2/14			$200,000							200,000
5.125% unsecured notes due 1/15				150,000						150,000
5.80% unsecured notes due 1/16					$200,000					200,000
7.75% unsecured notes due 8/19								$250,000		250,000
Total Unsecured Debt:	$194,914	$126,105	$200,000	$205,500	$200,000	--	--	$250,000	--	$1,176,519

Total Debt:	$221,148	$145,223	$335,257	$205,500	$273,120	$141,151	$231,536	$306,867	$ 8	$1,859,810

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Debt Detail

(dollars in thousands)

Property Name	Lender	Effective Interest Rate
			December 31,		Date of Maturity
			2011	2010
Senior Unsecured Notes: (a)
5.250%, Senior Unsecured Notes	public debt	5.457%	$ 99,988	$ 99,793	01/15/12	(b)
6.150%, Senior Unsecured Notes	public debt	6.894%	94,438	93,946	12/15/12
5.820%, Senior Unsecured Notes	public debt	6.448%	25,972	25,861	03/15/13
4.600%, Senior Unsecured Notes	public debt	4.742%	99,958	99,930	06/15/13
5.125%, Senior Unsecured Notes	public debt	5.110%	200,509	200,749	02/15/14
5.125%, Senior Unsecured Notes	public debt	5.297%	149,717	149,625	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.806%	200,313	200,389	01/15/16
7.750%, Senior Unsecured Notes	public debt	8.017%	248,372	248,158	08/15/19
Total Senior Unsecured Notes:			$1,119,267	$1,118,451

Revolving Credit Facilities:
Unsecured Facility (c)	20 Lenders	LIBOR +1.250%	$ 55,500	$228,000	10/21/15	(d)
Total Revolving Credit Facilities:			$ 55,500	$228,000

Property Mortgages: (e)
2200 Renaissance Boulevard	Wachovia CMBS	5.888%	$ 16,171	$ 16,171	12/01/12	(f)
One Grande Commons	Capital One Bank	LIBOR+2.00%	11,000	11,000	12/31/12	(g)
Soundview Plaza	Morgan Stanley Mortgage Capital	6.015%	15,531	16,089	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	4,479	4,646	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	6,245	6,475	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	10,781	11,270	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	5,899	6,103	07/01/14
35 Waterview	Wachovia CMBS	6.348%	19,051	19,341	08/11/14
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview	Wachovia CMBS	10.220%	62,127	61,224	08/11/14
4 Sylvan	Wachovia CMBS	10.190%	14,438	14,395	08/11/14
10 Independence	Wachovia CMBS	12.440%	15,908	15,606	08/11/14
4 Becker	Wachovia CMBS	9.550%	37,769	37,096	05/11/16
5 Becker	Wachovia CMBS	12.830%	12,056	11,599	05/11/16
210 Clay	Wachovia CMBS	13.420%	11,844	11,467	05/11/16
51 Imclone	Wachovia CMBS	8.390%	3,886	3,893	05/11/16
Various (h)	Prudential Insurance	6.332%	150,000	150,000	01/15/17
23 Main Street	JPMorgan CMBS	5.587%	31,002	31,537	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.842%	231,603	234,521	11/01/18
100 Walnut Avenue	Guardian Life Ins. Co.	7.311%	19,241	19,443	02/01/19
One River Center (i)	Guardian Life Ins. Co.	7.311%	44,079	44,540	02/01/19
581 Main Street (j)	Valley National Bank	6.935%	(k) 16,338	16,627	07/01/34
Total Mortgages, Loans Payable and Other Obligations:			$739,448	$743,043
Total Debt:			$1,914,215	$2,089,494

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable.

(b)	These notes were paid at maturity primarily from borrowing on the Company’s unsecured revolving credit facility.
(c)	Total borrowing capacity under this facility is $600 million.
(d)
On October 21, 2011, the Company amended and restated its unsecured revolving credit facility with a group of 20 lenders.  The $600 million facility is expandable to $1 billion and matures in October 2015.  It has a one-year extension option with the payment of a 20 basis point fee.  The interest rate and facility fee are subject to adjustment, on a sliding scale, based upon the operating partnership's unsecured debt ratings.

(e)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to market adjustment of acquired debt and other transaction costs, as applicable.

(f)
The property does not generate sufficient cash flow to meet debt service requirements.  As a result, beginning January 2011, debt service has not been made and the Company is currently in discussion with the lender regarding a deed in lieu of foreclosure.

(g)	The mortgage loan has two one-year extension options subject to certain conditions and the payment of a fee.
(h)	Mortgage is collateralized by seven properties. The Operating Partnership has agreed, subject to certain conditions, to guarantee repayment of a portion of the loan.
(i)	Mortgage is collateralized by the three properties compromising One River Center.
(j)	The Operating Partnership has agreed, subject to certain conditions, to guarantee repayment of a portion of the loan.
(k)
The coupon interest rate will be reset at the end of year 10 (2019) and year 20 (2029) at 225 basis points over the 10-year treasury yield 45 days prior to the reset dates with a minimum rate of 6.875 percent.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
Revenues	2011	2010	2011	2010
Base rents	$151,388	$149,908	$600,163	$602,357
Escalations and recoveries from tenants	20,836	23,323	94,047	101,699
Construction services	3,074	13,303	12,058	62,997
Real estate services	1,462	2,214	5,199	7,874
Other income	2,927	3,408	12,812	12,553
Total revenues	179,687	192,156	724,279	787,480

Expenses
Real estate taxes	23,539	20,549	87,473	93,535
Utilities	16,138	17,011	73,274	74,077
Operating services	30,167	30,353	117,645	114,452
Direct construction costs	2,802	12,667	11,458	60,255
General and administrative	9,003	8,939	35,541	35,003
Depreciation and amortization	48,673	47,226	193,587	191,168
Impairment charge on rental property	--	9,521	--	9,521
Total expenses	130,322	146,266	518,978	578,011
Operating income	49,365	45,890	205,301	209,469

Other (Expense) Income
Interest expense	(31,784)	(35,982)	(125,975)	(149,329)
Interest and other investment income	9	13	39	86
Equity in earnings of unconsolidated joint ventures	848	2,063	2,022	2,276
Loss from early extinguishment of debt	--	(3,752)	--	(3,752)
Total other (expense) income	(30,927)	(37,658)	(123,914)	(150,719)
Income from continuing operations	18,438	8,232	81,387	58,750
Discontinued Operations:
Income from discontinued operations	--	--	--	242
Realized gains (losses) and unrealized losses on disposition of rental property, net	--	--	--	4,447
Total discontinued operations, net	--	--	--	4,689
Net income	18,438	8,232	81,387	63,439
Noncontrolling interest in consolidated joint ventures	94	(19)	402	262
Noncontrolling interest in Operating Partnership	(2,338)	(1,086)	(10,369)	(8,133)
Noncontrolling interest in discontinued operations	--	--	--	(668)
Preferred stock dividends	(72)	(500)	(1,736)	(2,000)
Net income available to common shareholders	$16,122	$6,627	$69,684	$52,900

Basic earnings per common share:
Income from continuing operations	$0.18	$0.09	$0.81	$0.62
Discontinued operations	--	--	--	0.05
Net income available to common shareholders	$0.18	$0.09	$0.81	$0.67

Diluted earnings per common share:
Income from continuing operations	$0.18	$0.09	$0.81	$0.62
Discontinued operations	--	--	--	0.05
Net income available to common shareholders	$0.18	$0.09	$0.81	$0.67

Basic weighted average shares outstanding	87,226	79,412	86,047	79,224

Diluted weighted average shares outstanding	99,940	92,510	98,962	92,477

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts)

	December 31,
	2011	2010
Assets
Rental property
Land and leasehold interests	$773,026	$771,960
Buildings and improvements	4,001,943	3,970,177
Tenant improvements	500,336	470,098
Furniture, fixtures and equipment	4,465	4,485
	5,279,770	5,216,720
Less – accumulated depreciation and amortization	(1,409,163)	(1,278,985)
Net investment in rental property	3,870,607	3,937,735
Cash and cash equivalents	20,496	21,851
Investments in unconsolidated joint ventures	32,015	34,220
Unbilled rents receivable, net	134,301	126,917
Deferred charges and other assets, net	210,470	212,038
Restricted cash	20,716	17,310
Accounts receivable, net of allowance for doubtful accounts
of $2,697 and $2,790	7,154	12,395

Total assets	$4,295,759	$4,362,466

Liabilities and Equity
Senior unsecured notes	$1,119,267	$1,118,451
Revolving credit facility	55,500	228,000
Mortgages, loans payable and other obligations	739,448	743,043
Dividends and distributions payable	44,999	42,176
Accounts payable, accrued expenses and other liabilities	100,480	101,944
Rents received in advance and security deposits	53,019	57,877
Accrued interest payable	29,046	27,038
Total liabilities	2,141,759	2,318,529
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized,
0 and 10,000 shares outstanding, at liquidation preference	--	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
87,799,479 and 79,605,474 shares outstanding	878	796
Additional paid-in capital	2,536,184	2,292,641
Dividends in excess of net earnings	(647,498)	(560,165)
Total Mack-Cali Realty Corporation stockholders’ equity	1,889,564	1,758,272

Noncontrolling interest in subsidiaries:
Operating Partnership	262,499	283,219
Consolidated joint ventures	1,937	2,446
Total noncontrolling interests in subsidiaries	264,436	285,665

Total equity	2,154,000	2,043,937

Total liabilities and equity	$4,295,759	$4,362,466

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
(in thousands)

					Additional	Dividends in	Noncontrolling
	Preferred Stock		Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Amount	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2011	10	$25,000	79,605	$796	$2,292,641	$(560,165)	$285,665	$2,043,937
Net income	--	--	--	--	--	71,420	9,967	81,387
Preferred stock dividends	--	--	--	--	--	(1,736)	--	(1,736)
Common stock dividends	--	--	--	--	--	(157,017)	--	(157,017)
Common unit distributions	--	--	--	--	--	--	(22,794)	(22,794)
Common stock offering	--	--	7,188	72	227,302	--	--	227,374
Decrease in noncontrolling
interest	--	--	--	--	--	--	(107)	(107)
Redemption of common units
for common stock	--	--	811	8	17,686	--	(17,694)	--
Shares issued under Dividend
Reinvestment and Stock
Purchase Plan	--	--	6	--	187	--	--	187
Stock options exercised	--	--	108	1	3,047	--	--	3,048
Stock compensation	--	--	82	1	4,556	--	--	4,557
Redemption of preferred stock	(10)	(25,000)	--	--	164	--	--	(24,836)
Rebalancing of ownership
percent between parent
and subsidiaries	--	--	--	--	(9,399)	--	9,399	--
Balance at December 31, 2011	--	--	87,800	$878	$2,536,184	$(647,498)	$264,436	$2,154,000

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010
Net income available to common shareholders	$ 16,122	$ 6,627	$ 69,684	$ 52,900
Add: Noncontrolling interest in Operating Partnership	2,338	1,086	10,369	8,133
Noncontrolling interest in discontinued operations	--	--	--	668
Real estate-related depreciation and amortization on continuing operations (a)	49,604	48,343	197,391	195,467
Real estate-related depreciation and amortization on discontinued operations	--	--	--	409
Non-cash impairment charge on rental property	--	9,521	--	9,521
Deduct: Discontinued operations – Realized (gains) losses and unrealized losses on disposition of rental property	--	--	--	(4,447)
Equity in earnings – gain on disposition	--	(1,400)	--	(1,400)
Funds from operations available to common shareholders (b)	$ 68,064	$ 64,177	$277,444	$261,251

Diluted weighted average shares/units outstanding (c)	99,940	92,510	98,962	92,477

Funds from operations per share/unit – diluted	$ 0.68	$ 0.69	$ 2.80	$ 2.81

Dividends declared per common share	$ 0.45	$ 0.45	$ 1.80	$ 1.80

Dividend payout ratio:
Funds from operations-diluted	66.08%	64.87%	64.21%	63.71%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$ 9,663	$ 5,745	$ 24,768	$ 13,713
Tenant improvements and leasing commissions (d)	$ 10,772	$11,998	$ 42,439	$ 40,320
Straight-line rent adjustments (e)	$ 2,732	$ 2,615	$ 9,612	$ 8,000
Amortization of (above)/below market lease intangibles, net (f)	$ 410	$ 235	$ 1,360	$ 1,512

(a) Includes the Company’s share from unconsolidated joint ventures of $1,064 and $1,254 for the three months ended December 31, 2011 and 2010, respectively, and $4,278 and $4,816 for the years ended December 31, 2011 and 2010, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (12,643 and 13,007 shares for the three months ended December 31, 2011 and 2010, respectively, and 12,808 and 13,149 shares for the years ended December 31, 2011 and 2010, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 28.

(d) Excludes expenditures for tenant spaces that haven’t been owned for at least a year or were vacant for more than a year.
(e) Includes the Company’s share from unconsolidated joint ventures of $45 and $87 for the three months ended December 31, 2011 and 2010, respectively, and $199 and $180 for the years ended December 31, 2011 and 2010, respectively.

(f) Includes the Company’s share from unconsolidated joint ventures of $0 and $8 for the three months ended December 31, 2011 and 2010, respectively, and $0 and $34 for the years ended December 31, 2011 and 2010, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations Per Diluted Share
 (amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010
Net income available to common shareholders	$0.18	$0.09	$0.81	$0.67
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.50	0.52	1.99	2.11
Non-cash impairment charge on rental property	--	0.10	--	0.10
Deduct: Realized (gains) losses and unrealized losses on disposition of rental property	--	--	--	(0.05)
Equity in earnings – gain on disposition	--	(0.02)	--	(0.02)
Funds from operations available to common shareholders (b)	$0.68	$0.69	$2.80	$2.81
Diluted weighted average shares/units outstanding (c)	99,940	92,510	98,962	92,477

(a) Includes the Company’s share from unconsolidated joint ventures of $0.01 and $0.01 for the three months ended December 31, 2011 and 2010, respectively, and $0.04 and $0.05 for the years ended December 31, 2011 and 2010, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (12,643 and 13,007 shares for the three months ended December 31, 2011 and 2010, respectively, and 12,808 and 13,149 shares for the years ended December 31, 2011 and 2010, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 28.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Mack-Cali Realty Corporation and Subsidiaries
Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010
Basic weighted average shares outstanding:	87,226	79,412	86,047	79,224
Add: Weighted average common units	12,643	13,007	12,808	13,149
Basic weighted average shares/units:	99,869	92,419	98,855	92,373
Add: Stock options	--	34	18	44
Restricted Stock Awards	71	57	89	60
Diluted weighted average shares/units outstanding:	99,940	92,510	98,962	92,477

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
 (dollars in thousands)

For the year ended December 31, 2011

None.

For the year ended December 31, 2010

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet
Office:
12/17/10 (a)	440 Route 22 East	Bridgewater, New Jersey	1	198,376

(a)	Property was previously accounted for under an unconsolidated joint venture. The Company began consolidating this asset on December 17, 2010.

Properties Commencing Initial Operations
(dollars in thousands)

For the year ended December 31, 2011

Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)
5/01/11	55 Corporate Drive	Bridgewater, New Jersey	1	204,057	$48,070
Total Properties Commencing Initial Operations			1	204,057	$48,070

(a)	Amount is as of December 31, 2011.

For the year ended December 31, 2010

None.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Summary of Construction Projects
(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 12/31/11	Total Estimated Costs	Current % Leased
Wholly Owned:
14 Sylvan Way	Parsippany, NJ	Office	2013-1Q	1	203,000	$14,434	$53,504	100.0%
Total				1	203,000	$14,434	$53,504	100.0%

Rental Property Sales/Dispositions
(dollars in thousands)

For the year ended December 31, 2011

None.

For the year ended December 31, 2010

Date	Address	Location	# of Bldgs.	Rentable Square Feet	Realized Gains/(loss)
6/01/10	105 Challenger Road (a)	Ridgefield Park, New Jersey	1	150,050	$ 4,447

(a)	The Company transferred the deed for this property to the lender in satisfaction of its obligations.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton Township	NJ	5.3	68,000	Office/Flex/Retail
3 & 5 AAA Drive (a)	Hamilton Township	NJ	17.5	112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4	32,000	Office
2 South Gold Drive (b)	Hamilton Township	NJ	9.5	75,000	Office
Plaza VIII and IX Associates, L.L.C. (c)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (d)	Jersey City	NJ	6.5	3,113,500	Office
One Newark Center (c)	Newark	NJ	1.0	400,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	63.7	900,000	Office
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (c)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (c)	East Rutherford	NJ	3.2	500,000	Hotel (e)
Elmsford Distribution Center (f)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
South Westchester Executive Park (f)	Yonkers	NY	52.4	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree Corporate Center	Media	PA	2.3	15,200	Office
Capital Office Park	Greenbelt	MD	42.8	595,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Downtown Crossing (c)	Boston	MA	1.5	1,481,000	Mixed-Use
Total:			363.0	12,276,450

(a)	This land parcel also includes an existing office building totaling 35,270 square feet.
(b)	This land parcel also includes an existing office building totaling 33,962 square feet.
(c)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(d)	In addition, there are 21 acres of riparian property.
(e)	Hotel project can comprise up to 520 rooms.
(f)	Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended December 31, 2011)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 9/30/11	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/11 (c)	Pct. Leased 12/31/11	Pct. Leased 9/30/11

Northern NJ	12,830,524	-	(301,214)	241,870	(59,344)	12,771,180	88.0%	88.4%
Central NJ	5,122,694	-	(71,839)	115,185	43,346	5,166,040	89.5%	88.7%
Westchester Co., NY	4,413,326	-	(165,587)	149,693	(15,894)	4,397,432	91.8%	92.2%
Manhattan	482,259	-	-	18,702	18,702	500,961	95.5%	92.0%
Sub. Philadelphia	3,038,767	-	(145,793)	175,141	29,348	3,068,115	86.9%	86.1%
Fairfield, CT	509,100	-	(4,113)	2,750	(1,363)	507,737	84.9%	85.2%
Washington, DC/MD	957,167	-	(39,582)	67,166	27,584	984,751	76.2%	74.0%
Rockland Co., NY	156,170	-	(3,403)	3,200	(203)	155,967	86.6%	86.8%
Totals	27,510,007	-	(731,531)	773,707	42,176	27,552,183	88.3%	88.2%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2011	31,198,836
Total sq. ft. of properties added/sold this period	--
Total sq. ft. as of December 31, 2011	31,198,836

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring December 31, 2011 aggregating 193,213 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Leasing Statistics

(For the three months ended December 31, 2011)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	33	215,060	56,789	158,271	6.7	23.45	3.90
	Office/Flex	3	26,810	-	26,810	6.6	17.53	2.17
Central NJ	Office	15	101,909	50,472	51,437	6.0	22.38	4.65
	Office/Flex	1	13,276	13,276	-	11.5	10.89	4.54
Westchester Co., NY	Office	20	88,473	26,157	62,316	4.5	24.64	3.02
	Office/Flex	12	61,220	12,097	49,123	4.6	12.42	0.56
Manhattan	Office	1	18,702	18,702	-	15.7	32.87	6.86
Sub. Philadelphia	Office	15	78,361	1,498	76,863	3.1	22.82	1.63
	Office/Flex	8	96,780	32,700	64,080	4.7	8.59	0.77
Fairfield Co., CT	Office	1	2,750	-	2,750	1.5	16.00	0.20
Washington, DC/MD	Office	15	67,166	30,322	36,844	6.3	22.11	3.26
Rockland Co., NY	Office	2	3,200	-	3,200	5.8	25.38	0.16

Totals		126	773,707	242,013	531,694	5.8	20.32	3.33

Detail by Property Type
	Office	102	575,621	183,940	391,681	6.0	23.48	3.91
	Office/Flex	24	198,086	58,073	140,013	5.4	11.14	1.49

Totals		126	773,707	242,013	531,694	5.8	20.32	3.33

Tenant Retention:	Leases Retained	64.7%
	Sq. Ft. Retained	72.7%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $10,436,232 and commissions of $4,249,024 committed, but not necessarily expended, during the period for second generation space aggregating 766,354 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Leasing Statistics
(For the three months ended December 31, 2011)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 9/30/11	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/11	Pct. Leased 12/31/11	Pct. Leased 9/30/11

Northern NJ	730,178	-	(3,595)	3,139	(456)	729,722	81.4%	81.5%
Central NJ	244,503	-	(5,176)	7,651	2,475	246,978	77.4%	76.6%

Totals	974,681	-	(8,771)	10,790	2,019	976,700	80.3%	80.2%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2011	1,215,575
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of December 31, 2011	1,215,575

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	1	3,139	-	3,139	6.0	30.40	1.38
Central NJ	3	7,651	3,439	4,212	3.7	20.80	4.39

Totals	4	10,790	3,439	7,351	4.4	23.59	3.19

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $85,515 and commissions of $65,498 committed, but not necessarily expended, during the period for second generation space aggregating 10,790 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Leasing Statistics
(For the year ended December 31, 2011)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/10	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/11 (c)	Pct. Leased 12/31/11	Pct. Leased 12/31/10

Northern NJ	12,985,619	-	(2,077,301)	1,862,862	(214,439)	12,771,180	88.0%	89.5%
Central NJ	4,984,429	204,057	(587,951)	565,505	(22,446)	5,166,040	89.5%	89.5%
Westchester Co., NY	4,524,790	-	(921,853)	794,495	(127,358)	4,397,432	91.8%	94.5%
Manhattan	307,453	-	-	193,508	193,508	500,961	95.5%	58.6%
Sub. Philadelphia	3,167,238	-	(667,390)	568,267	(99,123)	3,068,115	86.9%	89.7%
Fairfield, CT	533,211	-	(71,232)	45,758	(25,474)	507,737	84.9%	89.2%
Washington, DC/MD	964,231	-	(167,273)	187,793	20,520	984,751	76.2%	74.6%
Rockland Co., NY	156,771	-	(11,953)	11,149	(804)	155,967	86.6%	87.1%
Totals	27,623,742	204,057	(4,504,953)	4,229,337	(275,616)	27,552,183	88.3%	89.1%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2010	30,994,779
Total sq. ft. of properties added this period	204,057
Total sq. ft. as of December 31, 2011	31,198,836

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring December 31, 2011 aggregating 193,213 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Leasing Statistics

(For the year ended December 31, 2011)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	169	1,754,937	342,608	1,412,329	5.6	28.00	4.13
	Office/Flex	13	107,925	29,132	78,793	5.8	16.91	2.44
Central NJ	Office	80	511,684	191,385	320,299	5.7	23.98	3.96
	Office/Flex	10	53,821	27,577	26,244	6.3	15.81	3.38
Westchester Co., NY	Office	76	389,927	116,299	273,628	4.8	25.14	3.31
	Office/Flex	78	404,568	93,830	310,738	4.7	15.70	1.86
Manhattan	Office	5	193,508	193,508	-	19.2	31.90	5.78
Sub. Philadelphia	Office	54	256,498	24,955	231,543	3.6	22.32	2.57
	Office/Flex	27	311,769	66,551	245,218	3.6	9.45	0.91
Fairfield Co., CT	Office	10	45,758	22,550	23,208	2.9	23.23	3.81
Washington, DC/MD	Office	43	187,793	66,497	121,296	4.9	24.03	3.12
Rockland Co., NY	Office	7	11,149	2,925	8,224	4.3	24.23	1.80

Totals		572	4,229,337	1,177,817	3,051,520	5.8	23.86	3.81

Detail by Property Type
	Office	444	3,351,254	960,727	2,390,527	6.1	26.54	4.21
	Office/Flex	128	878,083	217,090	660,993	4.6	13.64	1.81

Totals		572	4,229,337	1,177,817	3,051,520	5.8	23.86	3.81

Tenant Retention:	Leases Retained	66.7%
	Sq. Ft. Retained	67.7%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $64,818,643 and commissions of $27,112,053 committed, but not necessarily expended, during the period for second generation space aggregating 4,182,360 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Leasing Statistics
(For the year ended December 31, 2011)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/10	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/11	Pct. Leased 12/31/11	Pct. Leased 12/31/10

Northern NJ	775,341	-	(131,402)	85,783	(45,619)	729,722	81.4%	86.5%
Central NJ	250,884	-	(21,421)	17,515	(3,906)	246,978	77.4%	78.6%

Totals	1,026,225	-	(152,823)	103,298	(49,525)	976,700	80.3%	84.4%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2010	1,215,575
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of December 31, 2011	1,215,575

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	8	85,783	-	85,783	5.4	32.02	2.19
Central NJ	8	17,515	8,698	8,817	4.2	20.91	3.59

Totals	16	103,298	8,698	94,600	5.2	30.14	2.37

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $624,521 and commissions of $647,003 committed, but not necessarily expended, during the period for second generation space aggregating 101,677 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area (b) (c)	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	136,429,110	22.0	6,495,715	20.8
Jersey City, NJ	118,116,795	19.1	4,317,978	13.9
Westchester-Rockland, NY	89,899,553	14.5	4,968,420	15.9
Bergen-Passaic, NJ	82,860,244	13.4	4,573,554	14.7
Philadelphia, PA-NJ	53,651,026	8.6	3,529,994	11.3
Middlesex-Somerset-Hunterdon, NJ	44,032,367	7.1	2,320,685	7.4
Washington, DC-MD-VA-WV	27,250,692	4.4	1,292,807	4.1
Monmouth-Ocean, NJ	25,645,417	4.1	1,620,863	5.2
Trenton, NJ	18,235,147	2.9	956,597	3.1
New York (Manhattan)	14,555,106	2.3	524,476	1.7
Stamford-Norwalk, CT	9,816,658	1.6	597,747	1.9

Totals	620,492,115	100.0	31,198,836	100.0

(a)
Annualized base rental revenue is based on actual December 2011 billings times 12.  For leases whose rent commences after January 1, 2012, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring December 31, 2011 aggregating 193,213 square feet and representing annualized rent of $3,859,489 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	88,616,772	14.3	3,211,570	11.8
Insurance Carriers & Related Activities	61,285,614	9.9	2,404,868	8.9
Manufacturing	52,950,735	8.5	2,649,193	9.8
Telecommunications	37,721,881	6.1	1,988,041	7.4
Legal Services	35,977,736	5.8	1,361,191	5.0
Health Care & Social Assistance	32,351,167	5.2	1,542,449	5.7
Credit Intermediation & Related Activities	29,136,526	4.7	1,048,160	3.9
Computer System Design Svcs.	26,627,688	4.3	1,283,363	4.7
Accounting/Tax Prep.	23,402,046	3.8	896,686	3.3
Scientific Research/Development	20,583,666	3.3	727,529	2.7
Wholesale Trade	20,116,078	3.2	1,374,399	5.1
Architectural/Engineering	16,575,220	2.7	720,632	2.7
Admin & Support, Waste Mgt. & Remediation Svcs.	15,970,138	2.6	775,172	2.9
Public Administration	14,746,349	2.4	565,615	2.1
Retail Trade	13,972,976	2.3	695,193	2.6
Other Services (except Public Administration)	13,793,496	2.2	554,157	2.1
Management/Scientific	13,153,395	2.1	531,811	2.0
Arts, Entertainment & Recreation	11,779,249	1.9	694,807	2.6
Accommodation & Food Services	11,722,977	1.9	501,945	1.9
Real Estate & Rental & Leasing	11,305,724	1.8	549,386	2.0
Advertising/Related Services	8,936,919	1.4	357,038	1.3
Other Professional	7,283,439	1.2	319,479	1.2
Construction	6,585,664	1.1	337,640	1.2
Information Services	6,268,737	1.0	246,120	0.9
Data Processing Services	6,164,458	1.0	240,815	0.9
Transportation	5,584,093	0.9	294,591	1.1
Publishing Industries	5,439,156	0.9	211,483	0.8
Broadcasting	5,076,675	0.8	185,449	0.7
Utilities	4,455,033	0.7	184,709	0.7
Educational Services	3,745,731	0.6	194,229	0.7
Other	9,162,777	1.4	382,006	1.3

Totals	620,492,115	100.0	27,029,726	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual December 2011 billings times 12.  For leases whose rent commences after January 1, 2012, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring December 31, 2011 aggregating 193,213 square feet and representing annualized rent of $3,859,489 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Consolidated Portfolio Analysis (a)

(as of December 31, 2011)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	112	41.6%	49	18.2%	--	--	--	--	--	--	161	59.8%
New York	21	7.9%	41	15.2%	6	2.2%	2	0.7%	2	0.7%	72	26.7%
Pennsylvania	18	6.7%	--	--	--	--	--	--	--	--	18	6.7%
Connecticut	2	0.7%	5	1.9%	--	--	--	--	--	--	7	2.6%
Wash., D.C./ Maryland	10	3.8%	--	--	--	--	--	--	1	0.4%	11	4.2%
TOTALS By Type:	163	60.7%	95	35.3%	6	2.2%	2	0.7%	3	1.1%	269	100.0%

(a)	Excludes 9 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Consolidated Portfolio Analysis (a)

(as of December 31, 2011)

Breakdown by Square Footage

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	19,600,117	62.9%	2,189,531	7.0%	--	--	--	--	21,789,648	69.9%
New York	2,739,384	8.8%	2,348,812	7.5%	387,400	1.2%	17,300	0.1%	5,492,896	17.6%
Pennsylvania	2,025,738	6.5%	--	--	--	--	--	--	2,025,738	6.5%
Connecticut	324,747	1.0%	273,000	0.9%	--	--	--	--	597,747	1.9%
Wash., D.C./ Maryland	1,292,807	4.1%	--	--	--	--	--	--	1,292,807	4.1%
TOTALS By Type:	25,982,793	83.3%	4,811,343	15.4%	387,400	1.2%	17,300	0.1%	31,198,836	100.0%

   (a)Excludes 9 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Consolidated Portfolio Analysis (a)

(Year ended December 31, 2011)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware- house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	$409,080	68.2%	$17,807	3.0%	--	--	--	--	--	--	$426,887	71.2%
New York	58,307	9.7%	34,467	5.7%	$3,987	0.7%	$522	0.1%	$333	0.1%	97,616	16.3%
Pennsylvania	40,089	6.6%	--	--	--	--	--	--	--	--	40,089	6.6%
Connecticut	5,271	0.9%	4,235	0.7%	--	--	--	--	--	--	9,506	1.6%
Wash., D.C./ Maryland	25,912	4.3%	--	--	--	--	--	--	153	--	26,065	4.3%
TOTALS By Type:	$538,659	89.7%	$56,509	9.4%	$3,987	0.7%	$522	0.1%	$486	0.1%	$600,163	100.0%

(a)Excludes 9 properties, aggregating approximately 1.2 million square feet, which are not consolidated by the Company.
(b)
Total base rent for the 12 months ended December 31, 2011, determined in accordance with GAAP.  Substantially all of the leases provide for annual base rents plus recoveriesand escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Consolidated Portfolio Analysis (a) (b)
(as of December 31, 2011)

Breakdown by Percentage Leased

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	88.4%	90.7%	--	--	88.6%
New York	87.5%	96.2%	97.8%	100.0%	92.0%
Pennsylvania	83.6%	--	--	--	83.6%
Connecticut	72.3%	100.0%	--	--	84.9%
Washington, D.C./ Maryland	76.2%	--	--	--	76.2%
WEIGHTED AVG. By Type:	87.1%	93.9%	97.8%	100.0%	88.3%

(a)	Excludes 9 properties, aggregating approximately1.2 million square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring December 31, 2011 aggregating 193,213 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Property Listing Office Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)	2011 Average Effective Rent Per Sq. Ft. ($) (c) (e)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	97.3	2,964	0.49	21.30	17.87
Fort Lee
One Bridge Plaza	1981	200,000	86.8	4,435	0.74	25.55	21.52
2115 Linwood Avenue	1981	68,000	49.3	879	0.15	26.22	24.52
Little Ferry
200 Riser Road	1974	286,628	100.0	2,045	0.34	7.13	6.87
Lyndhurst
210 Clay Avenue	1981	121,203	90.9	2,530	0.42	22.96	20.75
Montvale
95 Chestnut Ridge Road	1975	47,700	0.0	7	0.00	0.00	0.00
135 Chestnut Ridge Road	1981	66,150	76.4	544	0.09	10.76	8.45
Paramus
15 East Midland Avenue	1988	259,823	80.5	4,527	0.75	21.64	20.89
140 East Ridgewood Avenue	1981	239,680	91.9	4,730	0.79	21.47	18.34
461 From Road	1988	253,554	97.0	5,983	1.00	24.33	24.21
650 From Road	1978	348,510	83.2	6,385	1.06	22.02	19.24
61 South Paramus Road (f)	1985	269,191	59.6	4,470	0.74	27.86	24.10
Rochelle Park
120 West Passaic Street	1972	52,000	99.6	1,474	0.25	28.46	26.82
365 West Passaic Street	1976	212,578	93.3	4,127	0.69	20.81	18.34
395 West Passaic Street	1979	100,589	43.6	1,373	0.23	31.31	26.20
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.24	15.72	15.72
10 Mountainview Road	1986	192,000	75.4	3,087	0.51	21.32	18.51
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.32	21.86	16.32
470 Chestnut Ridge Road	1987	52,500	100.0	1,248	0.21	23.77	18.48
530 Chestnut Ridge Road	1986	57,204	80.2	695	0.12	15.15	14.36
50 Tice Boulevard	1984	235,000	91.5	5,424	0.90	25.22	22.56
300 Tice Boulevard	1991	230,000	100.0	5,589	0.93	24.30	21.90

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	100.0	1,729	0.29	23.36	20.27
228 Strawbridge Drive	1984	74,000	100.0	1,853	0.31	25.04	21.61
232 Strawbridge Drive	1986	74,258	28.9	921	0.15	42.92	37.56

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	95.6	7,668	1.28	32.41	28.04
Roseland
4 Becker Farm Road	1983	281,762	95.5	6,593	1.10	24.50	22.36
5 Becker Farm Road	1982	118,343	86.3	2,417	0.40	23.67	21.51
6 Becker Farm Road	1982	129,732	78.3	2,571	0.43	25.31	23.52
101 Eisenhower Parkway	1980	237,000	89.0	4,925	0.82	23.35	20.24
103 Eisenhower Parkway	1985	151,545	72.0	2,393	0.40	21.93	18.20
105 Eisenhower Parkway	2001	220,000	94.9	5,139	0.86	24.61	18.42
75 Livingston Avenue	1985	94,221	59.4	1,326	0.22	23.69	19.78
85 Livingston Avenue	1985	124,595	84.8	2,712	0.45	25.67	23.76

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)	2011 Average Effective Rent Per Sq. Ft. ($) (c) (e)

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	100.0	11,281	1.88	28.20	24.55
Harborside Financial Center Plaza 2	1990	761,200	100.0	18,538	3.09	24.35	22.34
Harborside Financial Center Plaza 3	1990	725,600	95.6	21,042	3.51	30.33	28.23
Harborside Financial Center Plaza 4-A	2000	207,670	100.0	6,198	1.03	29.85	25.58
Harborside Financial Center Plaza 5	2002	977,225	96.4	35,127	5.84	37.29	32.26
101 Hudson Street	1992	1,246,283	87.0	28,370	4.73	26.17	23.00

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	89.5	566	0.09	17.93	14.22
600 Horizon Drive	2002	95,000	100.0	1,419	0.24	14.94	14.94
700 Horizon Drive	2007	120,000	100.0	2,459	0.41	20.49	18.33
2 South Gold Drive	1974	33,962	61.6	412	0.07	19.69	17.02
Princeton
103 Carnegie Center	1984	96,000	89.2	2,299	0.38	26.85	21.99
2 Independence Way	1981	67,401	100.0	1,525	0.25	22.63	22.06
3 Independence Way	1983	111,300	85.0	1,935	0.32	20.45	15.75
100 Overlook Center	1988	149,600	89.6	3,955	0.66	29.51	25.46
5 Vaughn Drive	1987	98,500	90.0	2,087	0.35	23.54	20.00

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	372	0.06	9.30	9.05
Edison
343 Thornall Street (c)	1991	195,709	93.8	3,876	0.65	21.11	16.65
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,445	0.41	15.28	15.28
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,757	0.29	15.28	15.28
30 Knightsbridge Road, Bldg. 5	1977	332,607	84.8	4,954	0.83	17.56	13.08
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	206	0.03	4.44	2.00
Plainsboro
500 College Road East (f)	1984	158,235	75.5	1,852	0.31	15.50	11.98
Woodbridge
581 Main Street	1991	200,000	93.1	4,950	0.82	26.58	22.93

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	47.2	417	0.07	19.84	17.04
3 Paragon Way	1991	66,898	68.0	839	0.14	18.44	14.82
4 Paragon Way	2002	63,989	30.8	531	0.09	26.94	26.94
100 Willow Brook Road	1988	60,557	57.4	757	0.13	21.78	18.70
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.67	11.46	8.63
Middletown
One River Centre Bldg. 1	1983	122,594	93.4	2,924	0.49	25.54	21.33
One River Centre Bldg. 2	1983	120,360	100.0	2,376	0.40	19.74	17.53
One River Centre Bldg. 3 and 4	1984	214,518	93.6	4,389	0.73	21.86	20.71

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)	2011 Average Effective Rent Per Sq. Ft. ($) (c) (e)

Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.40	13.33	12.06
Wall Township
1305 Campus Parkway	1988	23,350	92.4	485	0.08	22.48	17.24
1350 Campus Parkway	1990	79,747	99.9	1,078	0.18	13.53	11.60

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	100.0	3,310	0.55	19.69	17.19
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,514	0.25	20.19	17.60
201 Littleton Road	1979	88,369	42.1	655	0.11	17.61	15.05
Morris Township
412 Mt. Kemble Avenue	1986	475,100	63.4	5,798	0.97	19.25	14.62
Parsippany
4 Campus Drive	1983	147,475	62.4	3,028	0.50	32.90	21.45
6 Campus Drive	1983	148,291	90.0	3,151	0.53	23.61	18.83
7 Campus Drive	1982	154,395	78.0	2,381	0.40	19.77	15.69
8 Campus Drive	1987	215,265	82.9	5,330	0.89	29.87	26.85
9 Campus Drive	1983	156,495	72.7	2,550	0.42	22.41	10.43
4 Century Drive	1981	100,036	61.3	1,087	0.18	17.73	13.63
5 Century Drive	1981	79,739	52.0	1,082	0.18	26.09	21.05
6 Century Drive	1981	100,036	24.8	616	0.10	24.83	16.28
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93	14.64
4 Gatehall Drive	1988	248,480	94.3	6,516	1.09	27.81	23.81
2 Hilton Court	1991	181,592	100.0	6,533	1.09	35.98	31.46
1633 Littleton Road	1978	57,722	100.0	1,131	0.19	19.59	19.59
600 Parsippany Road	1978	96,000	90.1	1,553	0.26	17.95	14.86
1 Sylvan Way	1989	150,557	85.9	3,096	0.52	23.94	19.53
4 Sylvan Way	1984	105,135	100.0	1,929	0.32	18.35	16.47
5 Sylvan Way	1989	151,383	89.0	3,929	0.65	29.16	26.36
7 Sylvan Way	1987	145,983	100.0	3,219	0.54	22.05	19.29
22 Sylvan Way	2009	249,409	100.0	6,183	1.03	24.79	22.40
20 Waterview Boulevard	1988	225,550	99.1	4,895	0.82	21.90	20.26
35 Waterview Boulevard	1990	172,498	96.8	3,948	0.66	23.64	20.65
5 Wood Hollow Road	1979	317,040	88.1	5,328	0.89	19.08	15.24

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	65.4	1,159	0.19	23.63	21.49
Totowa
999 Riverview Drive	1988	56,066	67.7	815	0.14	21.47	17.76

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	1,074	0.18	21.92	16.51
233 Mt. Airy Road	1987	66,000	56.8	1,012	0.17	27.00	24.35
Bernards
106 Allen Road	2000	132,010	93.5	3,505	0.58	28.40	24.32

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)	2011 Average Effective Rent Per Sq. Ft. ($) (c) (e)

Branchburg
51 Imclone Drive	1986	63,213	100.0	521	0.09	8.24	7.66
Bridgewater
55 Corporate Drive (g)	2011	204,057	100.0	3,210	0.53	23.44	22.90
440 Route 22 East	1990	198,376	93.4	4,130	0.69	22.29	19.83
721 Route 202/206	1989	192,741	86.4	3,818	0.64	22.93	16.43
Warren
10 Independence Boulevard	1988	120,528	86.3	2,783	0.46	26.76	26.20

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	98.1	4,488	0.75	25.06	21.36
Cranford
6 Commerce Drive	1973	56,000	81.8	1,024	0.17	22.35	19.95
11 Commerce Drive	1981	90,000	95.0	2,223	0.37	26.00	22.01
12 Commerce Drive	1967	72,260	84.7	903	0.15	14.75	11.81
14 Commerce Drive	1971	67,189	81.1	1,151	0.19	21.12	16.98
20 Commerce Drive	1990	176,600	93.3	4,059	0.68	24.63	21.84
25 Commerce Drive	1971	67,749	90.7	1,457	0.24	23.71	20.05
65 Jackson Drive	1984	82,778	94.0	1,825	0.30	23.45	20.60
New Providence
890 Mountain Avenue	1977	80,000	58.3	1,051	0.18	22.53	20.28

Total New Jersey Office		19,600,117	88.4	409,080	68.17	23.70	20.66

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	95.5	11,036	1.83	22.03	19.71

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	86.6	3,596	0.60	23.07	20.37
WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	83.0	1,136	0.19	22.81	20.80
101 Executive Boulevard	1971	50,000	0.0	70	0.01	0.00	0.00
555 Taxter Road	1986	170,554	79.5	3,457	0.58	25.50	20.53
565 Taxter Road	1988	170,554	81.0	3,512	0.59	25.42	22.19
570 Taxter Road	1972	75,000	68.4	1,322	0.22	25.77	23.53
Hawthorne
1 Skyline Drive	1980	20,400	99.0	397	0.07	19.66	18.72
2 Skyline Drive	1987	30,000	100.0	543	0.09	18.10	10.63
7 Skyline Drive	1987	109,000	88.6	2,391	0.40	24.76	21.26
17 Skyline Drive (f)	1989	85,000	100.0	1,670	0.28	19.65	19.01
19 Skyline Drive	1982	248,400	100.0	4,036	0.67	16.25	15.11
Tarrytown
200 White Plains Road	1982	89,000	82.9	1,866	0.31	25.29	22.26
220 White Plains Road	1984	89,000	77.2	1,622	0.27	23.61	21.00
White Plains
1 Barker Avenue	1975	68,000	99.8	1,722	0.29	25.37	22.68
3 Barker Avenue	1983	65,300	94.1	1,612	0.27	26.23	23.73

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)	2011 Average Effective Rent Per Sq. Ft. ($) (c) (e)

50 Main Street	1985	309,000	83.5	8,264	1.38	32.03	28.73
11 Martine Avenue	1987	180,000	79.3	4,445	0.74	31.14	26.90
1 Water Street	1979	45,700	96.1	1,137	0.19	25.89	22.66
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,797	0.47	24.97	21.84
3 Executive Boulevard	1987	58,000	100.0	1,676	0.28	28.90	27.29

Total New York Office		2,739,384	87.5	58,307	9.73	24.31	21.53

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	96.7	863	0.14	14.70	14.06
1055 Westlakes Drive	1990	118,487	79.1	2,387	0.40	25.47	21.24
1205 Westlakes Drive	1988	130,265	89.0	3,139	0.52	27.08	23.89
1235 Westlakes Drive	1986	134,902	92.0	2,860	0.48	23.04	17.85

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,771	0.46	29.17	26.55
200 Stevens Drive	1987	208,000	100.0	6,088	1.01	29.27	26.99
300 Stevens Drive	1992	68,000	86.6	1,349	0.22	22.91	18.82
Media
1400 Providence Road – Center I	1986	100,000	91.9	2,186	0.36	23.79	20.37
1400 Providence Road – Center II	1990	160,000	99.2	3,283	0.55	20.68	17.08

MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	83.0	2,752	0.46	26.36	22.25
Blue Bell
4 Sentry Park	1982	63,930	83.5	1,009	0.17	18.90	15.44
5 Sentry Park East	1984	91,600	58.5	1,175	0.20	21.93	15.45
5 Sentry Park West	1984	38,400	31.5	253	0.04	20.92	18.44
16 Sentry Park West	1988	93,093	100.0	2,276	0.38	24.45	21.26
18 Sentry Park West	1988	95,010	99.8	2,295	0.38	24.20	21.25
King of Prussia
2200 Renaissance Boulevard	1985	174,124	47.3	1,696	0.28	20.59	19.79
Lower Providence
1000 Madison Avenue	1990	100,700	72.3	1,219	0.20	16.74	10.66
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	72.4	2,488	0.41	20.49	16.46

Total Pennsylvania Office		2,025,738	83.6	40,089	6.66	23.68	20.22

FAIRFIELD COUNTY, CONNECTICUT
Norwalk
40 Richards Avenue	1985	145,487	53.3	2,094	0.35	27.00	22.39
Stamford
1266 East Main Street	1984	179,260	87.7	3,177	0.53	20.21	16.65

Total Connecticut Office		324,747	72.3	5,271	0.88	22.45	18.55

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)	2011 Average Effective Rent Per Sq. Ft. ($) (c) (e)

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	89.4	6,272	1.05	41.38	36.51
1400 L Street, NW	1987	159,000	100.0	5,624	0.94	35.37	29.86

Total District of Columbia Office		328,549	94.5	11,896	1.99	38.30	33.10

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	910	0.15	23.52	21.17
6301 Ivy Lane	1979	112,003	85.6	1,709	0.28	17.83	15.36
6303 Ivy Lane	1980	112,047	85.6	2,362	0.39	24.63	21.53
6305 Ivy Lane	1982	112,022	92.8	1,489	0.25	14.32	12.81
6404 Ivy Lane	1987	165,234	65.8	2,268	0.38	20.86	15.61
6406 Ivy Lane	1991	163,857	11.5	0	0.00	0.00	0.00
6411 Ivy Lane	1984	138,405	66.0	2,337	0.39	25.58	21.52
Lanham
4200 Parliament Place	1989	122,000	99.1	2,941	0.49	24.33	22.51

Total Maryland Office		964,258	69.9	14,016	2.33	20.79	17.91

TOTAL OFFICE PROPERTIES		25,982,793	87.1	538,659	89.76	23.86	20.79

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)	2011 Average Effective Rent Per Sq. Ft. ($) (c) (e)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	100.0	559	0.09	8.67	7.38
5 Terri Lane	1992	74,555	100.0	616	0.10	8.26	6.51
Moorestown
2 Commerce Drive	1986	49,000	75.6	207	0.03	5.59	4.35
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25	3.85
102 Commerce Drive	1987	38,400	100.0	217	0.04	5.65	4.40
201 Commerce Drive	1986	38,400	100.0	199	0.03	5.18	4.14
202 Commerce Drive	1988	51,200	82.8	216	0.04	5.10	4.32
1 Executive Drive	1989	20,570	60.5	120	0.02	9.64	7.15
2 Executive Drive	1988	60,800	90.3	442	0.07	8.05	5.76
101 Executive Drive	1990	29,355	99.7	295	0.05	10.08	8.03
102 Executive Drive	1990	64,000	100.0	474	0.08	7.41	7.09
225 Executive Drive	1990	50,600	79.1	268	0.04	6.70	5.15
97 Foster Road	1982	43,200	100.0	163	0.03	3.77	2.82
1507 Lancer Drive	1995	32,700	100.0	34	0.01	1.04	0.98
1245 North Church Street	1998	52,810	100.0	277	0.05	5.25	4.51
1247 North Church Street	1998	52,790	80.7	275	0.05	6.46	5.45
1256 North Church Street	1984	63,495	100.0	457	0.08	7.20	6.61
840 North Lenola Road	1995	38,300	100.0	370	0.06	9.66	7.86
844 North Lenola Road	1995	28,670	100.0	172	0.03	6.00	5.27
915 North Lenola Road	1998	52,488	100.0	292	0.05	5.56	4.57
2 Twosome Drive	2000	48,600	100.0	376	0.06	7.74	4.55
30 Twosome Drive	1997	39,675	100.0	303	0.05	7.64	6.05
31 Twosome Drive	1998	84,200	100.0	469	0.08	5.57	5.24
40 Twosome Drive	1996	40,265	72.7	234	0.04	7.99	6.97
41 Twosome Drive	1998	43,050	77.7	203	0.03	6.07	5.26
50 Twosome Drive	1997	34,075	100.0	257	0.04	7.54	7.13

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	120	0.02	5.56	4.91

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	97	0.02	7.31	5.35
200 Horizon Drive	1991	45,770	100.0	640	0.11	13.98	13.20
300 Horizon Drive	1989	69,780	46.0	461	0.08	14.36	10.78
500 Horizon Drive	1990	41,205	93.8	557	0.09	14.41	13.12

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	642	0.11	18.34	16.29
1340 Campus Parkway	1992	72,502	100.0	954	0.16	13.16	10.80
1345 Campus Parkway	1995	76,300	100.0	948	0.16	12.42	9.42
1433 Highway 34	1985	69,020	67.3	507	0.08	10.91	7.97
1320 Wyckoff Avenue	1986	20,336	100.0	213	0.04	10.47	8.02
1324 Wyckoff Avenue	1987	21,168	81.5	183	0.03	10.61	4.29

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)	2011 Average Effective Rent Per Sq. Ft. ($) (c) (e)

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	443	0.07	11.37	10.06
2 Center Court	1998	30,600	62.8	245	0.04	12.75	10.67
11 Commerce Way	1989	47,025	77.8	609	0.10	16.65	13.20
20 Commerce Way	1992	42,540	61.1	288	0.05	11.08	10.89
29 Commerce Way	1990	48,930	75.2	620	0.10	16.85	14.30
40 Commerce Way	1987	50,576	86.3	406	0.07	9.30	7.35
45 Commerce Way	1992	51,207	100.0	515	0.09	10.06	8.34
60 Commerce Way	1988	50,333	100.0	563	0.09	11.19	8.94
80 Commerce Way	1996	22,500	100.0	291	0.05	12.93	11.24
100 Commerce Way	1996	24,600	100.0	318	0.05	12.93	11.26
120 Commerce Way	1994	9,024	100.0	105	0.02	11.64	9.97
140 Commerce Way	1994	26,881	89.3	312	0.05	13.00	11.08

Total New Jersey Office/Flex		2,189,531	90.7	17,807	2.98	8.97	7.42

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	72.8	364	0.06	15.72	13.87
75 Clearbrook Road	1990	32,720	100.0	327	0.05	9.99	8.89
125 Clearbrook Road	2002	33,000	100.0	706	0.12	21.39	17.76
150 Clearbrook Road	1975	74,900	99.3	841	0.14	11.31	10.20
175 Clearbrook Road	1973	98,900	100.0	1,415	0.24	14.31	13.00
200 Clearbrook Road	1974	94,000	99.8	955	0.16	10.18	8.27
250 Clearbrook Road	1973	155,000	97.3	1,423	0.24	9.44	8.60
50 Executive Boulevard	1969	45,200	66.7	411	0.07	13.63	12.54
77 Executive Boulevard	1977	13,000	100.0	244	0.04	18.77	18.23
85 Executive Boulevard	1968	31,000	86.2	558	0.09	20.88	17.74
300 Executive Boulevard	1970	60,000	100.0	739	0.12	12.32	11.13
350 Executive Boulevard	1970	15,400	98.8	235	0.04	15.45	15.25
399 Executive Boulevard	1962	80,000	100.0	1,038	0.17	12.98	12.40
400 Executive Boulevard	1970	42,200	78.0	550	0.09	16.71	13.82
500 Executive Boulevard	1970	41,600	100.0	748	0.12	17.98	16.49
525 Executive Boulevard	1972	61,700	100.0	966	0.16	15.66	14.23
1 Westchester Plaza	1967	25,000	100.0	346	0.06	13.84	11.96
2 Westchester Plaza	1968	25,000	100.0	545	0.09	21.80	20.92
3 Westchester Plaza	1969	93,500	85.0	1,011	0.17	12.72	10.87
4 Westchester Plaza	1969	44,700	100.0	685	0.11	15.32	12.93
5 Westchester Plaza	1969	20,000	100.0	277	0.05	13.85	9.45
6 Westchester Plaza	1968	20,000	89.8	289	0.05	16.09	14.64
7 Westchester Plaza	1972	46,200	100.0	653	0.11	14.13	13.64
8 Westchester Plaza	1971	67,200	84.1	898	0.15	15.89	13.71
Hawthorne
200 Saw Mill River Road	1965	51,100	92.0	593	0.10	12.61	11.42
4 Skyline Drive	1987	80,600	100.0	1,417	0.24	17.58	14.21
5 Skyline Drive	1980	124,022	96.1	1,539	0.26	12.91	11.23
6 Skyline Drive	1980	44,155	100.0	519	0.09	11.75	7.32
8 Skyline Drive	1985	50,000	98.7	959	0.16	19.43	15.76
10 Skyline Drive	1985	20,000	100.0	381	0.06	19.05	14.90

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)	2011 Average Effective Rent Per Sq. Ft. ($) (c) (e)

11 Skyline Drive (f)	1989	45,000	100.0	926	0.15	20.58	20.42
12 Skyline Drive (f)	1999	46,850	100.0	627	0.10	13.38	10.42
15 Skyline Drive (f)	1989	55,000	100.0	1,204	0.20	21.89	18.84
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,559	0.26	20.33	19.26
200 Corporate Boulevard South	1990	84,000	100.0	1,528	0.25	18.19	16.89
4 Executive Plaza	1986	80,000	100.0	1,372	0.23	17.15	12.98
6 Executive Plaza	1987	80,000	100.0	1,513	0.25	18.91	17.25
1 Odell Plaza	1980	106,000	91.9	1,089	0.18	11.18	9.65
3 Odell Plaza	1984	71,065	100.0	1,596	0.27	22.46	20.83
5 Odell Plaza	1983	38,400	99.6	641	0.11	16.76	13.36
7 Odell Plaza	1984	42,600	99.6	780	0.13	18.38	17.09

Total New York Office/Flex		2,348,812	96.2	34,467	5.74	15.25	13.39

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,470	0.24	16.70	15.58
500 West Avenue	1988	25,000	100.0	423	0.07	16.92	16.20
550 West Avenue	1990	54,000	100.0	986	0.16	18.26	17.46
600 West Avenue	1999	66,000	100.0	670	0.11	10.15	9.27
650 West Avenue	1998	40,000	100.0	686	0.11	17.15	15.90

Total Connecticut Office/Flex		273,000	100.0	4,235	0.69	15.51	14.53

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	93.9	56,509	9.41	12.50	10.84

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/11 (%) (a)	2011 Base Rent ($000’s) (b) (c)	Percentage of Total 2011 Base Rent %	2011 Average Base Rent Per Sq. Ft. ($) (c) (d)	2011 Average Effective Rent Per Sq. Ft. ($) (c) (e)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane (f)	1957	6,600	100.0	96	0.02	14.55	12.12
2 Warehouse Lane (f)	1957	10,900	100.0	140	0.02	12.84	12.29
3 Warehouse Lane (f)	1957	77,200	100.0	363	0.06	4.70	4.48
4 Warehouse Lane (f)	1957	195,500	96.7	1,889	0.31	9.99	9.02
5 Warehouse Lane (f)	1957	75,100	97.1	961	0.16	13.18	11.57
6 Warehouse Lane (f)	1982	22,100	100.0	538	0.09	24.34	23.53

Total Industrial/Warehouse Properties		387,400	97.8	3,987	0.66	10.53	9.58

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	179	0.03	19.25	19.35
Yonkers
2 Executive Boulevard	1986	8,000	100.0	343	0.06	42.88	42.88

Total Retail Properties		17,300	100.0	522	0.09	30.17	30.23

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	148	0.02	--	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--	--

Total New York Land Leases		--	--	333	0.05	--	--

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
Capital Office Park Parcel A	--	--	--	153	0.03	--	--

Total Maryland Land Leases		--	--	153	0.03	--	--

Total Land Leases		--	--	486	0.08	--	--

TOTAL PROPERTIES		31,198,836	88.3	600,163	100.00	21.84	19.02

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring December 31, 2011 aggregating 193,213 square feet (representing 0.6 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended December 31, 2011, determined in accordance with generally accepted accounting principles (“GAAP”).  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)	Base rent for the 12 months ended December 31, 2011, divided by net rentable square feet leased at December 31, 2011.
(e)
Total base rent for 2011 minus total 2011 amortization of tenant improvements, leasing commissions and other concessions and costs, determined in accordance with GAAP, divided by net rentable square feet leased at December 31, 2011.

(f)	This property is located on land leased by the Company.
(g)
As this property was acquired, placed in service or initially consolidated by the Company during the 12 months ended December 31, 2011, the amounts represented in 2011 base rent reflect only that portion of the year during which the Company owned or consolidated the property.  Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2011 average base rent per sq. ft. and 2011 effective rent per sq. ft. for this property have been calculated by taking 2011 base rent and 2011 effective rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at December 31, 2011.  These annualized per square foot amounts may not be indicative of the property’s results had the Company owned or consolidated the property for the entirety of the 12 months ended December 31, 2011.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of December 31, 2011, based upon annualized base rental revenue:
	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
National Union Fire Insurance Company of Pittsburgh, PA	3	13,662,108	2.1	472,651	1.7	(b)
DB Services New Jersey, Inc.	2	12,335,217	1.9	409,166	1.5	2017
New Cingular Wireless PCS, LLC	4	9,744,793	1.5	433,296	1.6	(c)
Wyndham Worldwide Operations	2	9,360,884	1.5	395,392	1.5	(d)
Keystone Mercy Health Plan	2	9,079,313	1.5	303,149	1.1	2020
United States of America-GSA	13	9,023,124	1.4	295,633	1.1	(e)
Prentice-Hall, Inc.	1	8,643,699	1.4	474,801	1.7	2014
Forest Research Institute, Inc.	1	8,271,398	1.3	215,659	0.8	2017
ICAP Securities USA, LLC	1	6,304,775	1.0	159,834	0.6	2017
Toys 'R' Us – NJ, Inc.	1	6,152,682	1.0	242,518	0.9	2012
Daiichi Sankyo, Inc.	2	6,131,521	1.0	180,807	0.7	(f)
TD Ameritrade Online Holdings	1	6,100,756	1.0	188,776	0.7	2020
Montefiore Medical Center	5	5,426,458	0.9	247,122	0.9	(g)
Bank Of Tokyo-Mitsubishi, Ltd.	1	5,254,698	0.8	161,683	0.6	(h)
IBM Corporation	2	5,177,420	0.8	292,304	1.1	(i)
KPMG, LLP	3	5,092,360	0.8	187,536	0.7	(j)
Credit Suisse (USA), Inc.	1	5,010,415	0.8	146,366	0.5	2012
Merrill Lynch Pierce Fenner	1	5,001,213	0.8	294,189	1.1	2017
National Financial Services	1	4,798,621	0.8	112,964	0.4	2012
Sanofi-Aventis U.S., Inc.	1	4,489,254	0.7	204,057	0.8	2026
J.H. Cohn, LLP	2	4,335,049	0.7	155,056	0.6	(k)
Vonage America, Inc.	1	4,172,000	0.7	350,000	1.3	2017
AT&T Corp.	1	4,137,500	0.7	275,000	1.0	2014
Morgan Stanley Smith Barney	4	4,106,594	0.7	142,530	0.5	(l)
Allstate Insurance Company	8	4,051,625	0.7	179,425	0.7	(m)
Arch Insurance Company	1	3,685,118	0.6	106,815	0.4	2024
Morgan Stanley & Co., Inc.	1	3,674,040	0.6	306,170	1.1	2013
HQ Global Workplaces, LLC	10	3,583,031	0.6	182,643	0.7	(n)
American Institute of Certified Public Accountants	1	3,455,040	0.6	142,953	0.5	2012
Oppenheimer & Co., Inc.	1	3,269,465	0.5	118,871	0.4	(o)
Shaw Facilities, Inc.	3	3,122,835	0.5	141,172	0.5	(p)
Dow Jones & Company, Inc.	1	3,057,773	0.5	92,312	0.3	2012
Alpharma, LLC	1	3,053,604	0.5	112,235	0.4	2018
SunAmerica Asset Management	1	2,958,893	0.5	69,621	0.3	2018
E*Trade Financial Corporation	1	2,930,757	0.5	106,573	0.4	2022
United States Life Insurance Co.	1	2,880,000	0.5	180,000	0.7	2013
High Point Safety & Insurance	2	2,861,217	0.5	116,889	0.4	2020
Natixis North America, Inc.	1	2,823,569	0.5	89,907	0.3	2021
Tullett Prebon Holdings Corp.	1	2,809,850	0.5	100,759	0.4	2023
Continental Casualty Company	2	2,784,736	0.4	100,712	0.4	(q)
Lehman Brothers Holdings, Inc.	1	2,631,235	0.4	74,114	0.3	2012
Connell Foley, LLP	2	2,572,383	0.4	97,822	0.4	2015
AAA Mid-Atlantic, Inc.	2	2,542,238	0.4	129,784	0.5	(r)
New Jersey Turnpike Authority	1	2,530,631	0.4	100,223	0.4	2017
Tradeweb Markets, LLC	1	2,490,140	0.4	64,976	0.2	2017
Lowenstein Sandler, P.C.	1	2,466,925	0.4	98,677	0.4	2017
Movado Group, Inc.	1	2,449,828	0.4	90,050	0.3	2018
Savvis Communications Corporation	1	2,430,116	0.4	71,474	0.3	2015
Virgin Mobile USA, LP	1	2,427,776	0.4	93,376	0.3	2016
Sony Music Entertainment	1	2,359,986	0.4	97,653	0.4	2014

Totals		237,714,663	38.3	9,405,695	34.8

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual December 2011 billings times 12.  For leases whose rent commences after January 1, 2012, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	74,510 square feet expire in 2012; 281,023 square feet expire in 2018; 117,118 square feet expire 2019.
(c)	333,145 square feet expire in 2013; 72,385 square feet expire in 2014; 27,766 square feet expire in 2015.
(d)	145,983 square feet expire in 2013; 249,409 square feet expire in 2029.
(e)
67,167 square feet expire in 2013; 4,879 square feet expire in 2014; 180,729 square feet expire in 2015; 15,851 square feet expire in 2016; 8,241 square feet expire in 2017; 18,766 square feet expire in 2022.

(f)	8,907 square feet expire in 2013; 171,900 square feet expire in 2022.
(g)
5,850 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020; 14,842 square feet expire in 2021; 9,610 square feet expire in 2022.

(h)	24,607 square feet expire in 2019; 137,076 square feet expire in 2029.
(i)	248,399 square feet expire in 2012; 43,905 square feet expire in 2013.
(j)	77,381 square feet expire in 2012; 10,877 square feet expire in 2013; 53,409 square feet expire in 2019; 45,869 square feet expire in 2020.
(k)	1,021 square feet expire in 2014; 154,035 square feet expire in 2020.
(l)	26,834 square feet expire in 2014; 29,654 square feet expire in 2015; 63,260 square feet expire in 2016; 22,782 square feet expire in 2018.
(m)
5,516 square feet expire in 2012; 29,005 square feet expire in 2013; 4,456 square feet expire in 2014; 5,348 square feet expire in 2015; 4,014 square feet expire in 2016; 79,480 square feet expire in 2017; 51,606 square feet expire in 2018.

(n)
22,064 square feet expire in 2013; 22,279 square feet expire in 2015; 33,649 square feet expire in 2018; 19,485 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021; 49,434 square feet expire in 2023.

(o)	104,008 square feet expire in 2013; 14,863 square feet expire in 2017.
(p)	39,060 square feet expire in 2013; 102,112 square feet expire in 2015.
(q)	19,416 square feet expire in 2016; 81,296 square feet expire in 2031.
(r)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning January 1, 2012, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2012 through 2014 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2012 (c)
Northern NJ	120	1,360,188	5.1	38,365,285	28.21	6.2
Central NJ	53	330,743	1.2	8,014,458	24.23	1.3
Westchester Co., NY	81	374,852	1.4	7,937,703	21.18	1.3
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	51	370,575	1.4	5,506,709	14.86	0.9
Fairfield, CT	12	27,583	0.1	631,671	22.90	0.1
Washington, DC/MD	15	55,009	0.2	1,447,276	26.31	0.2
Rockland Co., NY	5	7,809	(d)	206,971	26.50	(d)
TOTAL – 2012	337	2,526,759	9.4	62,110,073	24.58	10.0

2013
Northern NJ	109	1,407,994	5.1	31,329,569	22.25	5.0
Central NJ	77	599,568	2.2	14,059,964	23.45	2.3
Westchester Co., NY	122	1,149,166	4.3	20,282,063	17.65	3.3
Manhattan	2	104,008	0.4	2,808,712	27.00	0.5
Sub. Philadelphia	71	393,398	1.5	6,537,234	16.62	1.1
Fairfield, CT	11	82,561	0.3	1,510,509	18.30	0.2
Washington, DC/MD	25	105,690	0.4	2,663,383	25.20	0.4
Rockland Co., NY	3	33,679	0.1	878,177	26.07	0.1
TOTAL – 2013	420	3,876,064	14.3	80,069,611	20.66	12.9

2014
Northern NJ	119	1,499,748	5.5	36,903,697	24.61	6.0
Central NJ	49	428,916	1.6	8,630,375	20.12	1.4
Westchester Co., NY	81	482,022	1.8	10,178,006	21.12	1.6
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	61	421,113	1.6	6,824,376	16.21	1.1
Fairfield, CT	10	97,681	0.4	1,390,843	14.24	0.2
Washington, DC/MD	27	166,368	0.6	4,550,438	27.35	0.7
Rockland Co., NY	8	26,608	0.1	657,516	24.71	0.1
TOTAL – 2014	355	3,122,456	11.6	69,135,251	22.14	11.1

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2015	288	3,285,022	12.2		71,290,019	21.70	11.5

2016	263	2,518,636	9.3		54,773,814	21.75	8.8

2017	209	3,351,750	12.4		78,468,858	23.41	12.7

2018	130	1,865,858	6.9		47,208,890	25.30	7.6

2019	75	1,172,657	4.3		24,549,514	20.93	4.0

2020	56	1,144,569	4.2		26,218,236	22.91	4.2

2021	72	1,154,495	4.3		28,816,459	24.96	4.6

2022	41	1,024,924	3.8		23,931,570	23.35	3.9

2023 and thereafter	44	1,986,536	7.3		53,919,820	27.14	8.7
Totals/
Weighted Average	2,290	27,029,726	(c) (e)	100.0	620,492,115	22.96	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual December 2011 billings times 12.  For leases whose rent commences after January 1, 2012 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring December 31, 2011 aggregating 193,213 square feet and representing annualized rent of $3,859,489 for which no new leases were signed.
(d)	Represents 0.05% or less.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	27,029,726
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	522,457
Square footage unleased	3,646,653
Total net rentable square footage (does not include land leases)	31,198,836

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning January 1, 2012, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2012 through 2014 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2012 (c)
Northern NJ	113	1,297,331	5.8	37,481,216	28.89	6.6
Central NJ	48	299,546	1.3	7,646,856	25.53	1.4
Westchester Co., NY	51	140,169	0.6	3,751,969	26.77	0.7
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	29	144,280	0.7	3,626,207	25.13	0.7
Fairfield Co., CT	11	20,583	0.1	568,671	27.63	0.1
Washington, DC/MD	15	55,009	0.3	1,447,276	26.31	0.3
Rockland Co., NY	5	7,809	(d)	206,971	26.50	(d)
TOTAL – 2012	272	1,964,727	8.8	54,729,166	27.86	9.8

2013
Northern NJ	100	1,334,195	5.9	30,343,240	22.74	5.5
Central NJ	67	477,997	2.1	12,408,516	25.96	2.2
Westchester Co., NY	55	458,266	2.1	10,751,414	23.46	1.9
Manhattan	2	104,008	0.5	2,808,712	27.00	0.5
Sub. Philadelphia	51	220,700	1.0	5,230,511	23.70	0.9
Fairfield Co., CT	7	13,998	0.1	339,403	24.25	0.1
Washington, DC/MD	25	105,690	0.5	2,663,383	25.20	0.5
Rockland Co., NY	3	33,679	0.2	878,177	26.07	0.2
TOTAL – 2013	310	2,748,533	12.4	65,423,356	23.80	11.8

2014
Northern NJ	114	1,443,588	6.5	36,182,980	25.06	6.5
Central NJ	46	406,324	1.8	8,317,304	20.47	1.5
Westchester Co., NY	43	218,379	1.0	5,965,860	27.32	1.1
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	48	239,318	1.1	5,642,044	23.58	1.0
Fairfield Co., CT	7	24,256	0.1	595,014	24.53	0.1
Washington, DC/MD	27	166,368	0.8	4,550,438	27.35	0.8
Rockland Co., NY	8	26,608	0.1	657,516	24.71	0.1
TOTAL – 2014	293	2,524,841	11.4	61,911,156	24.52	11.1

2015	236	2,844,494	12.9	65,811,042	23.14	11.8

2016	212	2,034,965	9.2	47,901,053	23.54	8.6

2017	167	2,980,011	13.5	73,770,017	24.75	13.3

2018	98	1,491,747	6.7	42,320,343	28.37	7.6

2019	55	755,199	3.4	18,720,713	24.79	3.4

2020	45	971,021	4.4	24,117,842	24.84	4.3

2021	56	1,011,300	4.6	26,495,188	26.20	4.8

2022	36	962,382	4.4	23,096,118	24.00	4.2

2023 and thereafter	36	1,840,721	8.3	51,754,217	28.12	9.3
Totals/Weighted Average	1,816	22,129,941 (c)	100.0	556,050,211	25.13	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual December 2011 billings times 12.  For leases whose rent commences after January 1, 2012 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring December 31, 2011 aggregating 131,588 square feet and representing annualized rent of $3,216,893 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning January 1, 2012, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2012 through 2014 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2012 (c)
Northern NJ	7	62,857	1.3	884,069	14.06	1.4
Central NJ	5	31,197	0.7	367,602	11.78	0.6
Westchester Co., NY	30	234,683	5.2	4,185,734	17.84	7.0
Sub. Philadelphia	22	226,295	5.0	1,880,502	8.31	3.1
Fairfield Co., CT	1	7,000	0.2	63,000	9.00	0.1
TOTAL – 2012	65	562,032	12.4	7,380,907	13.13	12.2

2013
Northern NJ	9	73,799	1.7	986,329	13.37	1.6
Central NJ	10	121,571	2.7	1,651,448	13.58	2.7
Westchester Co., NY	55	401,513	8.9	6,806,875	16.95	11.4
Sub. Philadelphia	20	172,698	3.8	1,306,723	7.57	2.2
Fairfield Co., CT	4	68,563	1.5	1,171,106	17.08	2.0
TOTAL – 2013	98	838,144	18.6	11,922,481	14.22	19.9

2014
Northern NJ	5	56,160	1.2	720,717	12.83	1.2
Central NJ	3	22,592	0.5	313,071	13.86	0.5
Westchester Co., NY	34	223,798	5.0	3,387,220	15.14	5.7
Sub. Philadelphia	13	181,795	4.0	1,182,332	6.50	2.0
Fairfield Co., CT	3	73,425	1.6	795,829	10.84	1.3
TOTAL – 2014	58	557,770	12.3	6,399,169	11.47	10.7

2015	51	412,528	9.1	5,142,977	12.47	8.6

2016	47	452,683	10.1	6,537,555	14.44	10.9

2017	42	371,739	8.3	4,698,841	12.64	7.8

2018	32	374,111	8.3	4,888,547	13.07	8.2

2019	20	417,458	9.3	5,828,801	13.96	9.7

2020	11	173,548	3.9	2,100,394	12.10	3.5

2021	16	143,195	3.2	2,321,271	16.21	3.9

2022	5	62,542	1.4	835,452	13.36	1.4

2023 and thereafter	7	137,815	3.1	1,893,603	13.74	3.2
Totals/Weighted
Average	452	4,503,565	(c) 100.0	59,949,998	13.31	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual December 2011 billings times 12.  For leases whose rent commences after January 1, 2012, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring December 31, 2011 aggregating 61,625 square feet and representing annualized rent of $642,596 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning January 1, 2012, assuming that none of the tenants exercise renewal or termination options.  All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013	12	289,387	76.4	2,723,774	9.41	67.3

2014	3	30,545	8.0	649,926	21.28	16.1

2015	1	28,000	7.4	336,000	12.00	8.3

2016	4	30,988	8.2	335,206	10.82	8.3
Totals/Weighted
Average	20	378,920	100.0	4,044,906	10.67	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual December 2011 billings times 12.  For leases whose rent commences after January 1, 2012, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning January 1, 2012, assuming that none of the tenants exercise renewal or termination options.  All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	1	9,300	53.8	175,000	18.82	39.2

2023 and thereafter	1	8,000	46.2	272,000	34.00	60.8
Totals/Weighted
Average	2	17,300	100.0	447,000	25.84	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual December 2011 billings times 12.  For leases whose rent commences after January 1, 2012 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2011